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                                                                  EXHIBIT NO. 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 33-75556, 33-75438, 33-92904, 333-21609, 333-27635 and 333-28559) of O'Sullivan Industries Holdings, Inc. of our report dated August 15, 1997 appearing on page 16 of this Form 10-K.




PRICE WATERHOUSE LLP
Kansas City, Missouri
September 16, 1997